UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

Elite Health Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26575	52-1842411
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1131 W 6th Street Ontario, CA	91762
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(949) 249-1170

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2025, the Board unanimously appointed Dr. Haranath Policherla to the Company’s Board as a non-executive director, effective immediately.

Dr. Policherla, age 67, is a seasoned neurologist and healthcare leader with over three decades of clinical experience, As President of the Pointe Neurology & Michigan Center for Sleep Disorders from 1990 to present. Dr. Policherla has extensive expertise in neurology, sleep medicine, and neurorehabilitation. From 2005 to 2016 he served as Vice Chairman of Global Hospitals Group and held roles in medical infrastructure development. Recognized for his contributions in medicine, community service, and film, he is also an advocate for Telugu culture and an accomplished producer, writer, and actor in the film industry.

There are no arrangements or understandings between Dr. Policherla and any other person pursuant to which he was appointed as a director. There are also no family relationships between Dr. Policherla and any director or executive officer of the Company and Dr. Policherla has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On July 26, 2025, the Company also appointed Ken Minor as Chief Financial Officer of the Company.

Mr. Minor, age 63, has served as a financial advisor and Secretary to the Company since April 2024. Mr. Minor provides fractional CFO and other consulting services through Spotlight CFO Services, a firm he founded in 2019, including positions with publicly held Sonic Foundry as Chief Financial Officer and Aspira Women’s Health as VP Finance. Prior to forming Spotlight CFO Services, Mr. Minor served as Chief Financial Officer and Secretary of Sonic Foundry, a publicly held software company from 1998 to 2019. Prior positions include officer roles in publicly held manufacturing companies and as a senior accountant with Deloitte. Mr. Minor is a certified public accountant and has a B.B.A. degree in accounting from Western Michigan University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2025

Elite Health Systems Inc.

	By:	/s/ Prasad Jeereddi
	Name:	Prasad Jeereddi
	Title:	Chairman and CEO

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